SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2001


                          MICROGRAFX, INC.

              (Exact name of registrant as specified in its charter)


            TEXAS                        0-18708              75-1952080
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(State of other jurisdiction  Commission File Number) (IRS Employer Identifi-
      incorporation)                                           cation No.)


8144 WALNUT HILL LANE, SUITE 1050, DALLAS, TX                     75231
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (469) 232-1000
                                                      ------------------------



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(Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS

The information set forth in the Registrant's news releases dated February 23, 2001 and March 5, 2001 (attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively) is incorporated herein by reference to such news releases.

ITEM 7. EXHIBITS

(c)  Exhibits

 The following documents are filed as exhibits to this report. The exhibit numbers in the exhibit list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.

  99.1 Text of Press Release dated February 23, 2001 issued by Micrografx,  Inc.
  99.2 Text of Press Release dated March 5, 2001 issued by Micrografx, Inc.

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                                                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MICROGRAFX, INC.
                                                     (Registrant)



Date:   March 7, 2001             By: /s/ JOHN M. CARRADINE
                                     ----------------------
                                        John M. Carradine,
                                        Chief Financial Officer and Treasurer


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